SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported)           December 19, 2000

                                 Medtronic, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State of Other Jurisdiction of Incorporation)


         1-7707                                          41-0793183
(Commission File Number)                    (I.R.S. Employer Identification No.)


          7000 Central Avenue Northeast
          Minneapolis, Minnesota                                      55432
    (Address of Principal Executive Offices)                        (Zip Code)


                                 (763) 514-4000
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5   Other Events.

         On December 19, 2000, Medtronic, Inc. issued a press release announcing calculation of the conversion ratio for the proposed acquisition of PercuSurge, Inc. A copy of the press release is filed as Exhibit 99 to this Form 8-K.


Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired:

                  Not Applicable.

         (b)      Pro Forma Financial Information:

                  Not Applicable.

         (c)      Exhibits:

                  See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MEDTRONIC, INC.


Date:  December 19, 2000                By   /s/ Carol E. Malkinson
                                             Senior Legal Counsel and
                                             Assistant Secretary

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  EXHIBIT INDEX

                                       to

                                    FORM 8-K


                                 MEDTRONIC, INC.




Exhibit Number    Exhibit Description

          99           Press release dated December 19, 2000.